INFORMATION STATEMENT

OF

TAX FREE FUND
a series of U.S. Global Investors Funds

AND

PROSPECTUS FOR

NEAR-TERM TAX FREE FUND
a series of U.S. Global Investors Funds

The address and telephone number of each fund is:

7900 Callaghan Road
San Antonio, Texas 78229
1-800-873-8637

Shares of the fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

The prospectus and statement of additional information ("SAI") of U.S. Global Investors Funds (the "Trust") relating to the Tax Free and Near-Term Tax Free Funds dated May 1, 2013, as supplemented, the Trust's annual report dated December 31, 2012, and semi-annual report dated June 30, 2013, relating to the Tax Free and Near-Term Tax Free Funds, and the Reorganization SAI are incorporated by reference into this Information Statement/Prospectus. No other parts of such documents are incorporated by reference herein.

Frank E. Holmes
Chief Executive Officer and Trustee,
U.S. Global Investors Funds

IMPORTANT INFORMATION
REGARDING YOUR INVESTMENT

U.S. GLOBAL INVESTORS FUNDS

December 11, 2013

To the Shareholders of the Tax Free Fund:

The Board of Trustees of the U.S. Global Investors Funds has approved a reorganization of the Tax Free Fund with the Near-Term Tax Free Fund, another U.S. Global Investors Fund, after considering the recommendation of U.S. Global Investors, Inc., the investment manager of your fund, concluding that such reorganization would be in the best interests of your fund.

Following the completion of the reorganization of the Tax Free Fund with the Near-Term Tax Free Fund, you will be a shareholder in the Near-Term Tax Free Fund, which has the same investment objective, investment adviser, and portfolio management team, and similar investment strategies and policies as the Tax Free Fund, and a lower management fee than the Tax Free Fund.

The reorganization is expected to occur on or about December 20, 2013. The reorganization is expected to be tax-free to you for federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the Near-Term Tax Free Fund, outlines the differences between the Tax Free Fund and the Near-Term Tax Free Fund, and provides details about the terms and conditions of the reorganization.

The Board of Trustees of U.S. Global Investors Funds has unanimously approved the reorganization of the Tax Free Fund with the Near-Term Tax Free Fund and believes the reorganization is in the best interests of your fund.

If you have any questions, please call 1-800-873-8637.

Sincerely yours,

Frank E. Holmes
Chief Executive Officer and Trustee
U.S. Global Investors Funds

INTRODUCTION

This information statement/prospectus, dated December 11, 2013 (the "Information Statement/Prospectus"), is being furnished to shareholders of the Tax Free Fund in connection with the reorganization of the fund with the Near-Term Tax Free Fund, a series of U.S. Global Investors Funds (the "Trust"). Following the completion of the reorganization, you will be a shareholder in the Near-Term Tax Free Fund, which has the same investment objective, investment adviser, and portfolio management team, and similar investment strategies and policies as the Tax Free Fund, and a lower management fee than the Tax Free Fund. The reorganization does not require shareholder approval, and you are not being asked to vote.

The Information Statement/Prospectus contains information you should know about the reorganization

A copy of the Agreement and Plan of Reorganization for the reorganization is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is December 11, 2013.

For more complete information about the Tax Free Fund, please read the fund's prospectus and statement of additional information, as they may be amended and/or supplemented. The fund's prospectus and statement of additional information have been filed with the SEC (http://www.sec.gov) and are available upon oral or written request and without charge. See "Where to Get More Information" below.

Where to Get More Information
The fund's current summary prospectus, statutory prospectus, statement of additional information, and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-873-8637.
The fund's most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-873-8637.
A statement of additional information for this Information Statement/Prospectus (the "Reorganization SAI"), dated December 11, 2013. It contains additional information about the fund.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-873-8637.
To ask questions about this Information Statement/Prospectus.	Call our toll-free number: 1-800-873-8637.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the information statement relating to the Near-Term Tax Free Fund on Form N-14 of which this Information Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC's Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Background to the Reorganization

U.S. Global Investors, Inc., your fund's investment adviser, recommended the reorganization of the Tax Free Fund with the Near-Term Tax Free Fund (the

"Reorganization"). U.S. Global Investors, Inc. (the "Adviser") recommended the Reorganization of your fund for a number of reasons, including:

•  After the Reorganization, you will be a shareholder of a fund that will have the same investment objective, investment adviser, and portfolio management team, and similar investment strategies and policies as your fund, and a lower management fee than your fund; and

•  At its current asset level, your fund does not have critical mass, and the larger combined fund may be better positioned in the market to further increase asset size and achieve economies of scale.

At a meeting held on August 23, 2013, the Board of Trustees of the Tax Free Fund unanimously approved the Reorganization, which is not subject to approval by shareholders.

How Will the Reorganization Work?

The Reorganization is scheduled to occur on or about December 20, 2013, but may occur on such later date as agreed to by the funds (the "Closing Date").

The Tax Free Fund will transfer all of its assets to the Near-Term Tax Free Fund, and the Near-Term Tax Free Fund will assume all of the Tax Free Fund's liabilities.

Shares of the Near-Term Tax Free Fund will be distributed to you in proportion to the total value of your holdings of shares of the Tax Free Fund on the Closing Date. Therefore, on the Closing Date, you will hold shares of the Near-Term Tax Free Fund with the same total value as your holdings of shares of the Tax Free Fund immediately prior to the Reorganization. The net asset value attributable to the shares of each fund will be determined using the funds' valuation policies and procedures. Each fund's valuation policy and procedures are identical.

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund involved in the Reorganization or by the shareholders of either fund involved in the Reorganization.

In approving the Reorganization, the Board of Trustees of each fund, including all of the Trustees who are not "interested" persons (as defined in the 1940 Act) of the funds, the Adviser, or U.S. Global Brokerage, Inc. (the "Independent Trustees"), has determined that the Reorganization is in the best interest of the Tax Free Fund and will not dilute the interests of existing shareholders. The Trustees have made this determination based on factors that are discussed below.

What Are the Reasons for the Reorganization?

At a meeting held on August 23, 2013, the Board of Trustees of the Trust, including the Independent Trustees, discussed and approved the Reorganization. At this meeting, the Board met with representatives from the Adviser to discuss the Adviser's proposal to reorganize the Tax Free Fund into the Near-Term Tax Free Fund due to the Tax Free Fund's current asset level and the similarities in the investment objectives, strategies and policies of the Tax Free Fund and the Near-Term Tax Free Fund.

In connection with the Board's review of the Reorganization, the Board considered a variety of factors, including, but not limited to:

•  The Tax Free Fund and Near-Term Tax Free Fund have the same investment objective and similar strategies and policies.

•  Shareholders of the Tax Free Fund will benefit from a lower expense ratio in the Near-Term Tax Free Fund and may benefit additionally through potential economies of scale.

•  The Adviser's agreement to bear the direct and indirect costs associated with the Reorganization, except for any portfolio repositioning costs incurred by the Tax Free Fund prior to the Reorganization.

•  The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and you therefore are not expected to recognize any taxable gain or loss for federal income tax purposes on the exchange of your Tax Free Fund shares for shares of the Near-Term Tax Free Fund.

In its deliberations, the Board of the Trust considered all information it received, as described above. The Board concluded, based on the information presented, that the Reorganization was in the best interests of the Tax Free Fund and that existing shareholders will not be diluted as a result thereof.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Tax Free Fund and the Near-Term Tax Free Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor the Tax Free Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, the holding period of shares you receive in the Reorganization will include the holding period of the shares of the Tax Free Fund that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Tax Free Fund's policy that the fund distribute its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), the Tax Free Fund will declare and pay a distribution of such income and gains to its shareholders, if any, shortly before the Reorganization. A portion of such distribution may be taxable. For more information, see "Tax Status of the Reorganization" on page 19 of the Information Statement/Prospectus. The Near-Term Tax Free Fund, with which the Tax Free Fund is being reorganized, may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the Near-Term Tax Free Fund will continue to make distributions according to its regular distribution schedule. You may need to pay tax on some of those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the combined fund.

Who Bears the Expenses Associated with the Reorganization?

Except for transaction costs incurred by the Tax Free Fund associated with the purchase or sale of portfolio investments to reposition the Tax Free Fund's portfolio prior to the Closing Date, the Adviser will be responsible for paying the expenses of the Reorganization. The Adviser estimates such portfolio repositioning costs to be minimal.

THE REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus pertaining to your fund, including the Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

The Trust's Board has approved the Reorganization of the Tax Free Fund with the Near-Term Tax Free Fund, another fund managed by the Adviser. Currently, the investment objective and investment strategies of the Tax Free Fund and the Near-Term Tax Free Fund are similar, but there are certain differences.

The following tables provide a comparison of certain features of the Tax Free Fund and the Near-Term Tax Free Fund, and also show certain features of the combined fund, post-Reorganization, which, except as noted, are substantially similar to the corresponding features of the Tax Free Fund. In the table below, if a row extends across the entire table, the policy disclosed applies to the Tax Free Fund, the Near-Term Tax Free Fund and the combined fund.

Comparison of the Tax Free Fund with the Near-Term Tax Free Fund and the Combined Fund, Post-Reorganization

	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
Investment objective	Each fund seeks to provide a high level of current income that is exempt from federal income taxation and to preserve capital.
Principal investment strategies	The fund may invest in debt securities of any maturity. The weighted-average maturity of the fund was 6.25 years as of June 30, 2013.	The fund will maintain a weighted-average portfolio maturity of five years or less.	The fund will maintain a weighted-average portfolio maturity of five years or less.
The Adviser uses a matrix of "top-down" macro models and "bottom-up" fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.
In selecting investments, the Adviser will consider a bond's credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
Under normal market conditions, each fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax. Each fund may invest in debt securities of any maturity. Although each fund intends to invest the majority of its assets in tax free securities, each fund may invest up to 20% of its assets in securities that pay taxable interest.
Each fund invests only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody's Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB) (or, if not rated by Moody's or S&P, are determined by the Adviser to be of comparable quality). Each fund will not invest more than 10% of its total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.
Portfolio turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each fund's performance.

	The fund had a portfolio turnover rate of 0.42% for the fiscal year ended December 31, 2012.	The fund had a portfolio turnover rate of 7% for the fiscal year ended December 31, 2012.
Cash management and temporary investments	The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, may at times maintain higher than normal cash levels.
Investment adviser	U.S. Global Investors, Inc.
Portfolio managers

The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served Chief Executive Officer of the fund since 1989 and Chief Investment Officer since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served Chief Executive Officer of the fund since 1990 and Chief Investment Officer since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
Fiscal Year End	December 31
Business	A diversified management open-end investment company organized as a Delaware statutory trust.
Net assets (as of June 30, 2013)	$20.02 million	$51.71 million	$71.73 million (pro forma)

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
Fundamental Investment Restrictions	Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.
A fund may not:
1. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3. Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.
4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.
5. Purchase or sell commodities or commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
6. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that each fund may invest more than 25% of their total assets in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects.*
Each fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry.
The U.S. government, the Federal Reserve, the Treasury, the Securities and Exchange Commission (the "Commission"), the Commodity Futures Trading Commission (the "CFTC"), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the Commission, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010, are not deemed to be commodities or commodity contracts for purposes of restriction 5 above.
* Although not part of the funds' fundamental investment restriction, for purposes of determining a company's industry, the funds use the Bloomberg Sector Classification System.

Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
Non-Fundamental Investment Restrictions	The following investment restrictions may be changed by the board of trustees without a shareholder vote.
1. All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).
2. All funds will not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short-term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

Comparison of Principal Risks

The following describes the risks of investing in each of the Tax Free Fund, the Near-Term Tax Free Fund, and the combined fund:

•  Main Risk. The funds are designed for investors who primarily seek current income that is substantially free from federal income tax. As with all mutual funds, loss of money is a risk of investing in the funds. Although each fund's policy is to invest in securities whose interest is free from federal income tax, each fund may invest up to 20% of its assets in securities that pay taxable interest. For the fiscal year ended December 31, 2012, 4.40% of the Tax Free Fund's distributions and 5.87% of the Near-Term Tax Free Fund's distributions were from ordinary income. From year to year, these numbers may vary and there is no assurance that these distributions will continue.

•  Interest Rate Risk. Because the funds invest primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund's weighted-average maturity, the more sensitive it is to changes in interest rates.

•  Call Risk. A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

•  Credit Risk. There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities.

With municipal securities, state, or local law may limit the sources of funds for the payment of principal and interest.

•  Income Risk. The funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

•  Municipal Bond Risk. There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

•  Liquidity Risk. The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for a fund to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

•  Insured Municipal Bonds. The funds may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer's credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative effect on the value of the bond.

•  Lower Rated Municipal Bonds. A portion of each fund's investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund's purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

•  Recent Market Events. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit and fixed income market could have an adverse effect on the value of the funds.

Comparison of Shareholder Rights

Because each fund is a series of the Trust, the Reorganization will not affect the rights and privileges of shareholders of the Tax Free Fund. For instance, after the Reorganization shareholders of the Near-Term Tax Free Fund will have the same exchange, purchase and redemption privileges they enjoyed as shareholders of the Tax Free Fund prior to the Reorganization.

Comparison of Distribution

Because each fund is a series of the Trust, shares of the Near-Term Tax Free Fund are distributed in the same way as shares of the Tax Free Fund, and the method of their distribution will not be affected by the Reorganization.

Comparison of Purchase and Redemption Procedures

Because each fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of the Tax Free Fund.

Comparison of Fees and Expenses

Shareholders of both the Tax Free Fund and the Near-Term Tax Free Fund pay various fees and expenses, either directly or indirectly. The following tables show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the following tables are based on the expenses of your fund for the fiscal year ended December 31, 2012. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on December 31, 2012. The Near-Term Tax Free Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Near-Term Tax Free Fund's operating history will be used for the combined fund's financial reporting purposes.

	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund Pro Forma
Shareholder transaction fees (paid directly from your investment)	None	None	None
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.75%	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	None	None
Other expenses	1.09%	0.75%	0.63%
Total annual fund operating expenses	1.84%	1.25%	1.13%
Less: Fee Waiver and Expense Limitations(1)	(1.14)%	(0.80)%	(0.68)%
Net Expenses	0.70%	0.45%	0.45%

  (1)  The Adviser has contractually limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, and 0.45% for the combined fund on an annualized basis through December 31, 2014. These arrangements may not be waived or terminated during this period without approval of the Board of Trustees and may be changed or terminated by the Adviser at any time after December 31, 2014.

Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual return, each fund's operating expenses remain the same and the expense limitation agreement is not continued after the first year. Pro forma expenses are included assuming consummation of the Reorganization as of December 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares(1):	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund (Pro Forma)
Year 1	$82	$56	$56
Year 3	$478	$327	$302
Year 5	$899	$619	$566
Year 10	$2,075	$1,451	$1,324
If you do not redeem your shares:	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund (Pro Forma)
Year 1	$72	$46	$46
Year 3	$468	$317	$292
Year 5	$889	$609	$556
Year 10	$2,065	$1,441	$1,314

  (1)  Reflects a $10 account closing fee that was in effect during the fiscal year ended December 31, 2012.

Comparison of Performance Information

The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the funds. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the funds performed in the past, before and after taxes, is not an indication of how they will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Upon consummation of the Reorganization, (i) the historical performance of the Near-Term Tax Free Fund will become the combined fund's historical performance, and (ii) the combined fund will compare its performance to the Barclays Capital 3-Year Municipal Bond Index.

Annual Total Returns (as of December 31 each year)

Tax Free Fund

Best quarter shown in the bar chart above: 5.26% in the third quarter of 2009.

Worst quarter shown in the bar chart above: (3.49)% in the fourth quarter of 2010.

Near-Term Tax Free Fund

Best quarter shown in the bar chart above: 2.53% in the third quarter of 2009.

Worst quarter shown in the bar chart above: (1.57)% in the second quarter of 2004.

Tax Free Fund

Average Annual Total Returns (for the periods ended December 31, 2012)	1 Year	5 Years	10 Years
Tax Free Fund Return Before Taxes	5.60%	4.97%	4.12%
Return After Taxes on Distributions	5.53%	4.89%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.72%	4.70%	3.97%
Barclays Capital 10-Year Municipal Bond Index (reflect no deduction for fees, expenses or taxes)	5.70%	6.60%	5.45%

Near-Term Tax Free Fund

Average Annual Total Returns (for the periods ended December 31, 2012)	1 Year	5 Years	10 Years
Near-Term Tax Free Fund Return Before Taxes	2.67%	3.62%	3.15%
Return After Taxes on Distributions	2.64%	3.54%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	2.49%	3.40%	3.02%
Barclays Capital 3-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.86%	3.66%	3.17%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund, Post-Reorganization
Management fees	The Tax Free Fund pays the following percentage of its average net assets to the Adviser for advisory services: 0.75% for the first $250 million and 0.50% for assets above $250 million.	The Near-Term Tax Free Fund pays the following percentage of its average net assets to the Adviser for advisory services: 0.50%.	The combined fund pays the following percentage of its average net assets to the Adviser for advisory services: 0.50%.

Tax Information

The combined fund intends to make distributions that are exempt from federal income tax. Although the combined fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest. Distributions of the fund's taxable income, including taxable interest and capital gains realized on the sale of its investments, will be taxable to shareholders as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the combined fund through a broker-dealer or other financial intermediary (such as a bank), the combined fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the combined fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Investment Adviser

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds. The Adviser was organized in 1968.

The Adviser, U.S. Global Brokerage, Inc., or its affiliates ("U.S. Global") may pay compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting U.S. Global access to the financial institution's sales force; granting U.S. Global access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by U.S. Global and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of U.S. Global from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution's customers.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the funds is available in the funds' annual report to shareholders.

Reasons for the Reorganization

At a meeting held on August 23, 2013, the Board of Trustees of the Trust, including the Independent Trustees, discussed and approved the Reorganization. At this meeting, the Board met with representatives from the Adviser to discuss the Adviser's proposal to reorganize the Tax Free Fund into the Near-Term Tax Free Fund due to the Tax Free Fund's current asset level and the similarities in the investment objectives, strategies and policies of the Tax Free Fund and the Near-Term Tax Free Fund.

In connection with the Board's review of the Reorganization, the Board considered a variety of factors, including, but not limited to:

•  The investment objectives, strategies and policies of the Tax Free Fund are similar to the Near-Term Tax Free Fund.

•  The Reorganization would permit shareholders of the Tax Free Fund to pursue similar investment goals in a larger fund managed by the Adviser with the same portfolio management team.

•  Shareholders of the Tax Free Fund will benefit from a lower expense ratio in the combined fund and may benefit additionally through potential economies of scale.

•  The Adviser's agreement to bear the direct and indirect costs associated with the Reorganization, except for any portfolio repositioning costs incurred by the Tax Free Fund prior to the Reorganization.

•  The Reorganization is generally expected to be tax-free for federal income tax purposes.

In its deliberations, the Board of the Trust considered all information it received, as described above. The Board concluded, based on the information presented, that the Reorganization was in the best interests of the Tax Free Fund and that existing shareholders will not be diluted as a result thereof.

CAPITALIZATION (Unaudited)

The following table sets forth the capitalization of each fund as of June 30, 2013, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the each fund between June 30, 2013 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of each fund during that period resulting from income and distributions, and changes in the accrued liabilities of each fund during the same period.

	Tax Free Fund	Near-Term Tax Free Fund	Combined Fund Pro Forma Adjustments(1)	Pro Forma Combined Fund
Net Assets	$20,021,235	$51,713,340	—	$71,734,575
Net Asset Value Per Share	$12.30	$2.23	—	$2.23
Shares Outstanding	1,627,721	23,168,486	7,342,144	32,138,351

  (1)  The pro forma data reflects adjustments in connection with the issuance of shares of the Near-Term Tax Free Fund to shareholders of the Tax Free Fund.

It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, how to buy, sell or exchange fund shares, how each fund values its securities, financial highlights information and ownership of shares of the funds, please see the sections beginning on page 19.

BOARD'S EVALUATION OF THE REORGANIZATION

For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interest of your fund and that the interests of existing fund shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Trust, including the Independent Trustees, also determined that the Reorganization is in the best interests of the fund with which your fund is reorganizing and that the interests of the existing shareholders of that fund would not be diluted as a result of the Reorganization.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATION

Portfolio Securities

In addition to repositioning the Tax Free Fund's portfolio prior to the Reorganization, after the closing of the Reorganization, management will analyze and evaluate the portfolio securities of the combined fund. Consistent with the combined fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of the shareholders of the combined fund (including former shareholders of the Tax Free Fund), management will influence the extent and duration to which the portfolio securities of the Tax Free Fund and the Near-Term Tax Free Fund will be maintained by the combined fund. It is possible that, although it is not necessary to dispose of portfolio securities in order to effect the Reorganization, the portfolio managers of the combined fund may conclude that some of the holdings of the combined fund are not consistent with the combined fund's long-term investment strategy, and, accordingly, there may be dispositions of some of the portfolio securities of the combined fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security or securities being sold, the combined fund's other gains and losses and the combined fund's ability to use any available tax capital loss carryforwards.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. Presently, the Tax Free Fund and Near-Term Tax Free Fund have net capital loss carryforwards from their prior taxable years, as follows:

Fund	Capital Loss Carryforward
Tax Free Fund	$28,865
Near-Term Tax Free Fund	$214,956

Each fund's Pre-2011 Losses and their expiration dates are as follows:

Fund	2013	2014	2015	2016	2017	2018
Tax Free Fund	—	—	—	$10,697	—	—
Near-Term Tax Free Fund	$2,760	$202,719	$2,488	$112	$722	$2,532

Each fund's Post-2010 Losses are as follows:

Fund	Capital Loss Carryforward
Tax Free Fund	$18,168
Near-Term Tax Free Fund	$3,623

For the period ending on the Closing Date, each fund may have net realized capital gains or losses, and, as of the Closing Date, each fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of different limitations on the combined fund's ability to use realized and unrealized losses of the combining funds. In the tax year in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund's capital losses (including from your fund's short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund's capital gains for such tax year, based on the number of days remaining after the Closing Date in the combined fund's tax year that includes the Closing Date. The combined fund's taxable year will end on December 31, 2013. If the Reorganization occurs on December 20, 2013, as currently expected, the Reorganization may result in a limitation on the combined fund's ability to offset any capital gains for the tax year ending December 31, 2013 with your fund's capital losses (including any losses from your fund's short taxable year ending on the Closing Date).

The Reorganization is generally expected to result in a limitation on the combined fund's ability to use the Tax Free Fund's capital loss carryforwards (including any net capital loss from the Tax Free Fund's short taxable year ending on the Closing Date) in subsequent tax years. This limitation, imposed by Section 382 of the Code, is generally expected to apply because the Tax Free Fund has capital loss carryforwards and its shareholders will own less than 50% of the combined fund immediately after the Reorganization. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Tax Free Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations on capital loss carryforwards. Based on the current long-term tax-exempt rate and the Tax Free Fund's current net asset value, capital loss carryforwards, and realized and unrealized gains and losses, the limitation described in this paragraph is not expected to materially affect the combined fund's ability to utilize losses of the Tax Free Fund.

The Reorganization also may result in a limitation on the combined fund's ability to use capital loss carryforwards of either fund (including any net loss from the Tax Free Fund's short taxable year ending on the Closing Date) to offset gains realized after the Reorganization that are attributable to unrealized capital gains of the other fund as of the Closing Date. That limitation will apply if the other fund's unrealized capital gains as of the Closing Date are at least $10,000,000 or at least 15% of the fair market value of certain assets of the Near-Term Tax Free Fund as of the Closing Date. Based on the funds' unrealized gains and the current value of the funds' assets, the limitation described in this paragraph is not expected to materially affect the combined fund's ability to utilize loss carryforwards to offset unrealized capital gains as of the Closing Date.

As of June 30, 2013, the Tax Free Fund had the following current-year net realized capital gains or losses, and net unrealized gains:

Fund	Current-Year Net Realized Capital Losses	Net Unrealized Gains
Tax Free Fund	$(9,488)	$564,190

As of June 30, 2013, the Near-Term Tax Free had the following current-year net realized capital gains or losses, and net unrealized gains:

Fund	Current-Year Net Realized Capital Losses	Net Unrealized Gains
Near-Term Tax Free Fund	$(5,276)	$387,089

The Reorganization will have the following additional effects on the use of losses. Any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the applicable combined fund, rather than only the shareholders of the combining fund in which the loss originated. If the Reorganization closes on a date other than the Tax Free Fund's regular year end, it will cause the Tax Free Fund's Pre-2011 Losses, to the extent unused from time to time, to expire one year earlier than the time they otherwise would have expired. Some portion of the Tax Free Fund's carryforwards of Pre-2011 Losses could expire unutilized as a result of the Reorganization and/or as a result of Post-2010 Losses of the Tax Free Fund.

Since the Reorganization is not expected to close until December 20, 2013, the net current year realized capital gains and losses and net unrealized capital gains that are potentially subject to the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•  The Reorganization is scheduled to occur as of the close of business on December 20, 2013, but may occur on such later date as agreed to by the funds.

•  The Tax Free Fund will transfer all of its assets to the Near-Term Tax Free Fund. The Near-Term Tax Free Fund will assume all of the Tax Free Fund's liabilities. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•  The Near-Term Tax Free Fund will issue shares to the Tax Free Fund in amounts equal to the aggregate net asset value of the Tax Free Fund's shares. These shares will immediately be distributed to you in proportion to the total value of your holdings of shares of the Tax Free Fund on the Closing Date. As a result, the Tax Free Fund's shareholders will end up as shareholders of the Near-Term Tax Free Fund. The net asset value attributable to shares of each fund will be determined using the funds' valuation policies and procedures. The funds' valuation policies and procedures are identical.

•  After the shares are issued, the Tax Free Fund will be dissolved.

•  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•  The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by shareholders of either fund involved in the Reorganization, or by either fund involved in the Reorganization, except as set forth below under the heading "Tax Status of the Reorganization." The Reorganization will not take place unless both funds involved in the Reorganization receive a tax opinion from Bingham McCutchen LLP as described below under the heading "Tax Status of the Reorganization."

Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization is attached as Exhibit A to this Information Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy, as appropriate.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Tax Free Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Near-Term Tax Free Fund of all its obligations under the Agreement and Plan of Reorganization and representations and warranties being true as set forth in the Agreement and Plan of Reorganization (see Agreement and Plan of Reorganization, Section 6).

The obligation of the Near-Term Tax Free Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Tax Free Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from the Tax Free Fund and the representations and warranties being true as set forth in the Agreement and Plan of Reorganization (see Agreement and Plan of Reorganization, Section 7).

The funds' obligations are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

Termination of Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated by mutual agreement of the funds. In addition, either fund may at its option terminate the Agreement and Plan of Reorganization at or before the Closing Date due to (i) a material breach by the other fund of any representation, warranty, covenant or agreement to be performed at or before the Closing Date, (ii) a condition precedent to the obligations of the terminating fund that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement and Plan of Reorganization is not in the best interests of a fund.

Expenses of the Reorganization. Except for transaction costs incurred by the Tax Free Fund associated with the purchase or sale of portfolio investments to reposition the Tax Free Fund's portfolio prior to the Closing Date, the Adviser will be responsible for paying the expenses of the Reorganization. The Adviser estimates such portfolio repositioning costs to be minimal.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the funds of an opinion from Bingham McCutchen LLP substantially to the effect that, for federal income tax purposes:

•  The transfer to the Near-Term Tax Free Fund of all of the Tax Free Fund's assets in exchange solely for the issuance of the Near-Term Tax Free Fund's shares to the Tax Free Fund and the assumption of all of the Tax Free Fund's liabilities by the Near-Term Tax Free Fund, followed by the distribution of the Near-Term Tax Free Fund's shares to Tax Free Fund shareholders in complete liquidation of the Tax Free Fund, will constitute a

"reorganization" within the meaning of Section 368(a) of the Code, and each of the Near-Term Tax Free Fund and the Tax Free Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the Near-Term Tax Free Fund upon its receipt of the Tax Free Fund's assets solely in exchange for shares of the Near-Term Tax Free Fund and the assumption by the Near-Term Tax Free Fund of the Tax Free Fund's liabilities;

•  The tax basis of each asset of the Tax Free Fund in the hands of the Near-Term Tax Free Fund will be the same as the tax basis of that asset in the hands of the Tax Free Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Tax Free Fund on the transfer;

•  The holding period of each asset of the Tax Free Fund in the hands of the Near-Term Tax Free Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by the Tax Free Fund (except where investment activities of the Near-Term Tax Free Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•  No gain or loss will be recognized by the Tax Free Fund upon (1) the transfer of all of its assets to the Near-Term Tax Free Fund as described above solely in exchange for the Near-Term Tax Free Fund shares and the assumption by the Near-Term Tax Free Fund of all the liabilities of the Tax Free Fund or (2) the distribution by the Tax Free Fund of the combined fund's shares to the Tax Free Fund's shareholders in complete liquidation of the Tax Free Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Tax Free Fund's taxable year or upon the transfer of an asset of the Tax Free Fund regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

•  You will not recognize gain or loss upon the exchange of your shares for shares of the Near-Term Tax Free Fund as part of the Reorganization;

•  The aggregate tax basis of shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of the Tax Free Fund you surrender in the exchange; and

•  The holding period of shares you receive in the Reorganization will include the period during which you held the shares of the Tax Free Fund that you surrender in exchange for those shares, provided that you hold the shares of the Tax Free Fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Tax Free Fund and the Near-Term Tax Free Fund. The condition that each fund receive such an opinion may not be waived by either fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Information

Pricing of Fund Shares

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order (which generally means that the funds have received your instructions and any necessary documents or amounts in the form required by the funds' policies and procedures). A fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, your transaction will be effective on the next day the funds are open for business.

Opening an Account

You may open an account by calling an Investor Representative at 800-873-8637 and requesting an application or by downloading an application from our website at www.usfunds.com. Mail a signed, completed application with your initial investment to U.S. Global Investors to open your initial account. You will not need to fill out another application to invest in another U.S. Global Investors fund unless the account registration is different or we need further information to verify your identity. You may also open an account online by visiting our website at www.usfunds.com.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or hold your application for up to 30 days in order to verify your identity.

An account must have a valid physical U.S. address and each registered owner(s) must provide a valid Social Security number or other taxpayer identification to avoid possible backup withholding by the IRS. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

Funding an Account

We do not accept the following instruments: money orders, starter checks, credit card checks, traveler's checks, third-party checks or other similar instruments. In addition, we do not accept cash or coins. Exceptions to this policy may be made in limited circumstances. To purchase fund shares with a check, the check must be written in U.S. dollars and drawn on a U.S. bank. Please make checks payable to: U.S. Global Investors.

To fund your initial account by a wire transfer or ACH, mail a signed, completed account application to U.S. Global Investors and reference that you will be funding the account by wire or ACH. An Investor Representative will contact you once the initial account has been established to provide the proper wiring instructions and new account number.

Minimum Investments

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction, per fund account

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction, per fund account. The $1,000 initial investment must be made by check or wire.

How to Purchase, Redeem and Exchange Shares

Purchases received by check or ACH are not available for redemption until the lesser of five business days or our receipt of confirmation from the issuing bank that your check or ACH draft has cleared. Purchases received by wire or ACH will not be considered complete until the wire or ACH is received and accepted by the funds. The funds will not be responsible for any processing delay by the bank.

Your redemption proceeds will be sent to you within seven calendar days after the effective date of the redemption. For federal income tax purposes, redemptions are a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the redemption proceeds received. Full liquidation of shares may result in a $10 closing fee per fund account.

A Medallion Signature Guarantee may be required for redemptions if:

•  The redemption proceeds are more than $50,000;

•  The redemption proceeds are being sent to a bank not already on file;

•  The redemption proceeds are being sent to an address other than the address of record;

•  The redemption proceeds are being sent to a payee other than the registered owner(s); or

•  The address of record for the fund account has been updated within the last 15 days.

The funds, at their discretion, may require a Medallion Signature Guarantee for changes in any situation. You may obtain a Medallion Signature Guarantee from a financial institution such as a commercial bank, savings bank, credit union or broker dealer. A Medallion Signature Guarantee cannot be obtained from a notary public.

Additional documents may be required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, please call an Investor Representative at 800-873-8637.

The exchange and redemption privilege is automatic when you complete your application unless you elected to opt out of these privileges. If you elected to not have these privileges and wish to add them to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 800-873-8637. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

By Internet Access—www.usfunds.com

You may access your account online by visiting our website at www.usfunds.com. After establishing access, you will be able to review account activity and balances, perform transactions, sign up for electronic delivery of statements, confirmations, financial reports, tax forms and/or prospectuses, and change certain account options. A Medallion Signature Guarantee may be required if you wish to make a redemption from your fund account into your bank account and you have changed your banking information in the past 15 days.

By Telephone—800-873-8637

Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 7 p.m. Central Time.

Telephone transaction privileges are automatically established when you complete your application. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to purchase, redeem or exchanges your shares is genuine, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.

By Mail

To add to your account, send your check made payable to U.S. Global Investors and the appropriate investment slip that accompanies your fund's transaction confirmation to U.S. Global Investors.

For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.

For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.

•  Regular Mail

U.S. Bancorp Fund Services
c/o U.S. Global Investors Funds
P.O. Box 701
Milwaukee, WI 53201-0701

•  Overnight Mail

U.S. Bancorp Fund Services
c/o U.S. Global Investors Funds
615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

By Automated Clearing House (ACH) or By Bank Wire

To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 800-873-8637 to speak with an Investor Representative.

The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any U.S. Global Investors Funds that you own.

Retirement Account Distributions

For any distribution from a retirement account [traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, 403(b)], please mail a completed and signed IRA Distribution Form to the address above.

You may also request a distribution by calling an Investor Representative at 800-873-8637.

Email

The funds do not accept purchase, redemption or exchange instructions via email.

Important Shareholder Information

If your fund shares are purchased, exchanged or redeemed through a broker-dealer or other financial intermediary, the policies and procedures on these purchases, exchanges or redemptions may vary and additional fees or different account minimums may apply. For more information on these fees, check with your broker-dealer or financial intermediary.

Funds' Rights

The funds reserve the right to:

•  Reject or restrict purchase, redemption or exchange orders when in the best interest of a fund;

•  Limit or discontinue the offering of shares of a fund without notice to the shareholders;

•  Calculate the NAV per share and accept purchases, exchange and redemption orders on a business day that the NYSE is closed;

•  Require a Medallion Signature Guarantee for transactions or changes in account information;

•  Redeem an account with less than the required fund account minimum;

•  Restrict or liquidate an account when necessary or appropriate to comply with federal law;

•  Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 800-873-8637 for more information regarding this fee;

•  Accept purchase orders for fund shares; and

•  To restrict, or charge fees for, checkwriting privileges.

Effective Time and Date

When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE)

each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.

When a fund calculates its NAV, it values the securities it holds at market value. When market quotes are not available or do not fairly represent market value, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days will be valued at amortized cost, which approximates market value.

Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds' behalf will be deemed accepted by a fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.

Use of Fair Value Pricing

When market quotations are readily available for portfolio securities which trade on an exchange or market within the Western Hemisphere, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market on which the securities principally trade.

When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds' board has determined to fair value certain securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of the funds.

The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.

Account Balance

The funds may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from the fee include:

(1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in non-money market funds (money market funds are not counted towards the aggregate balance). The funds reserve the right to waive, modify or eliminate the small account fee at any time.

Confirmations and Statements

You will receive confirmation after any transaction. The confirmation includes the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on all fund accounts.

If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.

Purchase Orders

Payment for purchase orders must be received within seven business days of the time of purchase and may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed. Telephone purchase orders are not available for retirement accounts or money market funds. The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the fund or transfer agent reserves the right to redeem shares of any U.S. Global Investors funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request. The funds may require that a purchase order meet a minimum amount and reserve the right to permit or reject a purchase order.

Excessive Short-Term Trading

The funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

•  It may lower overall fund performance;

•  It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

•  Frequent redemptions by market timers may increase taxable capital gains; and

•  It may disrupt a portfolio manager's ability to effectively manage fund assets.

The funds' board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds.

Omnibus Account

The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer's redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.

Householding

Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder report(s) to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder report(s) to be combined with other members of your household, please call 1-800-873-8637.

Lost Accounts

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions and it is unable to determine your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares and any systematic purchase or redemption will be stopped. In addition, the amount of any outstanding checks (unpaid for 180 days or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance. All fund shares in an account that has been deemed a lost account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment or unclaimed property laws. The fund and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with these laws. A Medallion Signature Guarantee may be required to update an account from lost status.

Retirement Plans

The funds are offered through the following Adviser sponsored IRA plans. Shareholders will be charged an annual custodial fee as follows:

Annual Custodial Fee

Traditional IRA	$10
Roth IRA	$10
Coverdell Education Savings Account (ESA)	$10
SEP IRA	$10
SIMPLE IRA	$10

The funds offer many other services, such as payroll deductions, direct deposit and systematic withdrawal plans. Please call an Investor Representative at 800-873-8637 for more information.

Distributions and Taxes

Distributions will automatically be reinvested in fund shares unless you elect to have your distributions paid in cash by check or directly deposited to your bank account of record. The fund generally distributes income dividends monthly and capital gains, if any, annually in December.

Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Taxes to You

Unless you hold your shares in a tax-deferred account, you will generally owe federal income taxes on amounts paid or distributed to you by the funds (other than distributions of exempt-interest dividends) whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except exempt interest, generally are taxed as ordinary income.

It is anticipated that the distributions from the funds will primarily consist of exempt-interest dividends that are exempt from federal income tax and the federal alternative minimum tax, although a portion of each fund's distributions may not be exempt-interest dividends. Some exempt-interest dividends may be taken into account for purposes of the federal alternative minimum tax. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement that will detail distributions made to you for that year.

If you purchase shares of a fund just before a dividend or distribution other than an exempt-interest dividend, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

If you redeem fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Shareholders may be limited in their ability to utilize capital losses. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

Shareholders should consult with their own tax advisors concerning the federal, state, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

Tax regulations require that cost basis information be provided to you and the IRS when shares that are purchased on or after January 1, 2012 (known as covered shares) are sold from taxable accounts. Unless you instruct otherwise, we will use our default method of average cost to report the cost basis on covered shares and will sell uncovered shares (shares purchased on or before December 31, 2011) before covered shares. Pursuant to IRS regulations, changes to or from the average cost method must be submitted in writing or online via our website, www.usfunds.com. Once a redemption occurs, you must contact us no later than 60 days after we send you the first confirmation or statement to dispute the method used to report the transaction.

When you open an account, IRS regulations require that you provide your taxpayer identification number (TIN), certify that it is correct and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each fund is required to withhold 28% of all the distributions (including dividends—which includes exempt-interest dividends—and capital gain distributions) and redemption proceeds paid to you.

Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

FINANCIAL HIGHLIGHTS

The tables below are intended to show you each fund's financial performance for the past five years and for the six months ended June 30, 2013. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

Except for the information for the six months ended June 30, 2013, which has not been audited, the information presented below has been audited by KPMG LLP, an independent registered public accounting firm. Their report and each fund's financial statements are included in the annual report, which is available upon request.

Tax Free Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$12.92	$12.63	$12.01	$12.20	$11.72	$11.93	$11.98
Investment Activities
Net investment income	.21	.41	.43	.44	.45	.23	.47
Net realized and unrealized gain (loss)	(.63)	.29	.62	(.19)	.48	(.21)	(.05)
Total from investment activities	(.42)	.70	1.05	.25	.93	.02	.42
Distributions from net investment income	(.20)	(.41)	(.43)	(.44)	(.45)	(.23)	(.47)
Net asset value, end of period	$12.30	$12.92	$12.63	$12.01	$12.20	$11.72	$11.93

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Total Return (excluding account fees)(a)	(3.27)%	5.60%	8.94%	2.04%	8.03%	.22%	3.54%
Ratios to Average Net Assets:(b)
Net investment income	3.24%	3.18%	3.53%	3.55%	3.73%	3.92%	3.91%
Total expenses	1.85%	1.84%	1.74%	1.66%	1.75%	1.91%	1.94%
Expenses waived or reimbursed(c)	(1.15)%	(1.14)%	(1.04)%	(.96)%	(1.05)%	(1.21)%	(1.24)%
Net expenses(d)	70%	.70%	.70%	.70%	.70%	.70%	.70%
Portfolio turnover rate	3%	— (f)	10%	15%	— (f)	6%	11%
Net assets, end of period (in thousands)	$20,021	$23,138	$21,663	$19,794	$22,102	$16,946	$18,380

  *  Effective December 31, 2008, the fiscal year changed to December 31.

  (a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

  (b)  Ratios are annualized for periods of less than one year.

  (c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

  (d)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets:(b)
Expenses offset(e)	—	—	—	—	—	—	—

  (e)  Effect on the expense ratio was not greater than 0.005%.

  (f)  Portfolio turnover rate was not greater than 0.5%

Near-Term Tax Free Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$2.27	$2.26	$2.22	$2.21	$2.16	$2.14	$2.12
Investment Activities
Net investment income	.02	.05	.05	.06	.06	.03	.07
Net realized and unrealized gain (loss)	(.04)	.01	.04	.01	.05	.02	.02
Total from investments activities	(.02)	.06	.09	.07	.11	.05	.09
Distributions from net investment income	(.02)	(.05)	(.05)	(.06)	(.06)	(.03)	(.07)
Net asset value, end of period	$2.23	$2.27	$2.26	$2.22	$2.21	$2.16	$2.14
Total Return (excluding account fees)(a)	(.80)%	2.67%	4.24%	2.95%	5.00%	2.55%	4.42%
Ratios to Average Net Assets:(b)
Net investment income	2.06%	2.21%	2.39%	2.46%	2.63%	3.15%	3.41%
Total expenses	1.15%	1.25%	1.26%	1.30%	1.53%	1.82%	1.91%
Expenses waived or reimbursed(c)	(.70)%	(.80)%	(.81)%	(.85)%	(1.08)%	(1.37)%	(1.46)%
Net expenses(d)	45%	.45%	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	1%	7%	— (f)	1%	— (f)	8%	8%
Net assets, end of period (in thousands)	$51,713	$44,509	$35,014	$29,138	$23,337	$13,989	$13,603

  *  Effective December 31, 2008, the fiscal year changed to December 31.

  (a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

  (b)  Ratios are annualized for periods of less than one year.

  (c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

  (d)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets:(b)
Expenses offset(a)	—	—	—	—	—	—	—

  (e)  Effect on the expense ratio was not greater than 0.005%.

  (f)  Portfolio turnover rate was not greater than 0.5%.

OWNERSHIP OF SHARES OF THE TAX FREE AND NEAR-TERM
TAX FREE FUNDS

The funds are aware of the following entities or persons who owned more than 5% of the outstanding shares of the funds as of November 30, 2013. The table also sets forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on November 30, 2013. These amounts may differ on the Closing Date.

FUND	SHAREHOLDERS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Tax Free Fund	U.S. Global Investors, Inc.	9.91%	Record
Near-Term Tax Free Fund	Charles Schwab & Company, Inc.(1)	17.57%	Beneficial
	TD Ameritrade, Inc.(2)	10.74%	Beneficial
	National Financial Services Corporation(3)	6.14%	Beneficial
	Frank E. Holmes	5.44%	Record
	U.S. Global Investors, Inc.	5.42%	Record

(1)  Charles Schwab & Company, Inc., a broker-dealer located at 211 Main Street, San Francisco, CA 94105-1905, has advised that no individual client owns more than 5% of the shares of the fund.

(2)  TD Ameritrade, Inc., a broker-dealer located at P.O. Box 2226, Omaha, NE 68103-2226, has advised that no individual client owns more than 5% of the shares of the fund.

(3)  National Financial Services Corporation, a broker-dealer located at Church Street Station, P.O. Box 3908, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the shares of the fund.

More information on the funds is available at no charge, upon request:

Annual/Semi-Annual Report

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders, which are available free of charge on the funds' website at www.usfunds.com. These reports describe the funds' performance, list holdings, and describe recent market conditions, fund investment strategies and other factors that had a significant impact on each fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds' website (www.usfunds.com) include a description of the funds' policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current

SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds' website at www.usfunds.com.

To Request Information:

BY PHONE	1-800-873-8637
BY MAIL	U.S. Bancorp Fund Services c/o U.S. Global Investors Funds P.O. Box 701 Milwaukee, WI 53201-0701
BY INTERNET	www.usfunds.com

The SEC also maintains an EDGAR database at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of August 23, 2013 (the "Agreement"), by and among U.S. Global Investors Funds, a Delaware statutory trust (the "Trust"), on behalf of its series the Tax Free Fund (the "Target Fund") and the Trust, on behalf of its series the Near-Term Tax Free Fund (the "Acquiring Fund"), and, solely for purposes of paragraph 9.2 hereof, U.S. Global Investors, Inc. ("USGI"). The Acquiring Fund and the Target Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

The transaction described in this Agreement is intended to constitute a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for (A) the issuance of voting shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Target Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and each of the Target Fund and the Acquiring Fund is a separate series of the Trust.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

WHEREAS, due to certain factors and events adversely affecting the ability of the Fund to conduct its business and operations in an economically viable manner, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Target Fund and its shareholders and is not dilutive of the interests of the Target Fund's existing shareholders.

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interest of the Acquiring Fund and is not dilutive of the interests of the Acquiring Fund's existing shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the "Acquired Assets") to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the "Securities Act")), and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund's shares (as described below), as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Target Fund, whether accrued or contingent, known or unknown, existing as of the Closing (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2  The Acquired Assets shall consist of all of the Target Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund or the Trust in respect of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of or access to all books and records of the Target Fund, and all other assets of the Target Fund as of the Closing. The Acquiring Fund shall also be entitled to receive copies of all records that the Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder, or other applicable laws, to the extent such records pertain to the Target Fund.

1.3  The Target Fund will use its best efforts to discharge prior to the Closing all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4  On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Trust shall liquidate the Target Fund and distribute pro rata to the Target Fund's shareholders of record, determined as of the Valuation Time as defined in Paragraph 2.1 below (the "Target Fund Shareholders"), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest in the Target Fund (the "Target Fund Shares") held of record by such Target Fund Shareholder as of the Valuation Time. Such liquidation and distribution will be accomplished by the Trust transferring the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Trust shall record evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding as of the Closing shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7  Any reporting responsibility of the Trust with respect to the Target Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

1.8  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

2.  VALUATION

2.1  The NAV per share of each class of Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The NAV per share of each class of Acquiring Fund Shares shall be computed in the manner set forth in the Trust's Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Target Fund shall be computed in the manner set forth in the Trust's Declaration of Trust or By-Laws, and the Target Fund's then-current prospectus and statement of additional information.

2.2  The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the NAV of the Target Fund attributable to each class of Target Fund shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV per share of the corresponding class of Acquiring Fund Shares, as determined in accordance with Paragraph 2.1 hereof.

2.3  The Acquiring Fund and the Target Fund shall cause a copy of its respective valuation report to be delivered to the other Fund at the Closing (as defined in Paragraph 3.1). All computations of value shall be made by the pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1  The Closing Date shall be on or near December 27, 2013, or such earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of USGI, or at such other place as the parties may agree.

3.2  Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Target Fund Custodian") as record holder for the Target Fund shall be presented by the Target Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Target Fund Custodian in book-entry form on behalf of the Target Fund shall be delivered by the Target Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash balances maintained by the Target Fund Custodian shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

3.3  The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired

Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Trust, on behalf of the Target Fund, shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Trust Board), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5  The Target Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Trust's records by such officers or one of the Trust's service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other Fund or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1  Except as set forth on Schedule 4.1 of this Agreement, the Trust, on behalf of the Target Fund, represents, warrants and covenants to the Acquiring Fund, as follows:

(a)  The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Target Fund will not result in a material violation of, any provision of the

Trust's Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Target Fund to which the Trust, on behalf of the Target Fund, is a party or by which the Target Fund or any of its assets are bound;

(c)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Target Fund or any of the Target Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund's business. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Target Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(d)  All material contracts or other commitments of the Target Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will be terminated at or prior to the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(e)  The Statement of Assets and Liabilities of the Target Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended December 31, 2012, have been audited by an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Target Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

(f)  Since the most recent fiscal year end, except as specifically disclosed in the Target Fund's prospectus, or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (f) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund's portfolio or a decline in net assets of the Target Fund as a result of redemptions or the discharge of Target Fund liabilities shall not constitute a material adverse change.

(g)  For each taxable year of its existence (including the taxable year ending on the Closing Date), the Target Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, has been eligible to compute its federal income tax under Section 852 of the Code, and has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain after reduction for any available capital loss carryforward (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

(h)  All issued and outstanding Target Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(i)  At the Closing Date, the Target Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(j)  The Trust has the trust power and authority, on behalf of the Target Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(k)  The information to be furnished by the Trust, on behalf of the Target Fund, to the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(l)  The information included in the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Target Fund that has been reviewed by the Target Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(m)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(n)  All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(o)  The current prospectus and statement of additional information of the Target Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(p)  The Target Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act,

the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Target Fund. All advertising and sales material currently used by the Target Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q)  Neither the Target Fund nor, to the knowledge of the Target Fund, any "affiliated person" of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Target Fund, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

(r)  The tax representation certificate to be delivered by the Trust to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the "Target Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and .

(s)  All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Target Fund's knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

4.2  Except as set forth on Schedule 4.2 of this Agreement, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Target Fund as follows:

(a)  The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(c)  The Registration Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein or information included therein concerning the Trust or the Target Fund that has been reviewed by the Target Fund, as covered by the Target Fund's representation, warranty and covenant in Paragraph 4.1(l) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than information furnished by the Target Fund for inclusion therein or information included therein concerning the Trust or the Target Fund that has been reviewed by the Target Fund, as covered by the Target Fund's representation, warranty and covenant in Paragraph 4.1(l) hereof) will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)  The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provision of the Agreement and Declaration of Trust or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust, on behalf of the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

(e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

(f)  The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(g)  Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund in accordance with Paragraph 1.1, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Target Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;

(h)  The Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Target Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(i)  The information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(j)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(k)  Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

(l)  The tax representation certificate to be delivered by the Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(m)  All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the Acquiring Fund's financial statements as of and for the fiscal year ended December 31, 2012. To the best of the Acquiring Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund; and

(n)  For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

5.  COVENANTS

The Target Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

5.1  The Target Fund and the Acquiring Fund each will operate its business in the ordinary course of business between the date hereof and the Closing Date except as otherwise provided herein. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.4 hereof), in each case payable either in cash or in additional shares. The Target Fund covenants and agrees to coordinate its portfolio, as set forth in Paragraph 5.9, in order that at the Closing, when the Acquired Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund's investment objective, policies, strategies and restrictions on the Closing Date, a written description of which has been delivered to the Target Fund.

5.2  The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.3  The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4  The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.5  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6  The Target Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Target Fund as of the Closing Date ("Statement of Assets and Liabilities") setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust.

5.7  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund or Trust, in the Acquiring Fund Tax Representation Certificate.

5.8  Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

5.9  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Target Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund's implementation of its investment objective, policies, restrictions or strategies on the Closing Date, and the Target Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Target Fund to purchase so that, immediately after the Closing, the Acquiring Fund's portfolio will be consistent with the Acquiring Fund's implementation of its investment objective, policies, restrictions and strategies on the Closing Date, and the Target Fund agrees to purchase prior to the Closing such assets pursuant to the Acquiring Fund's implementation of its investment objective, policies, restrictions or strategies on the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of or purchase any assets if, in the reasonable judgment of the Target Fund, such disposition would adversely affect the tax-free nature of the reorganization for federal income tax purposes.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1  All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund on the Closing Date a certificate of the Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Target Fund shall reasonably request;

6.3  The Trust, on behalf of the Acquiring Fund, shall have delivered to Bingham McCutchen LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP concerning certain tax-related matters; and

6.4  With respect to the Acquiring Fund, the Board of Trustees shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1  All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.6 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer;

7.3  The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Trust, on behalf of the Target Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Agreement on behalf of the Target Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4  The Trust, on behalf of the Target Fund, shall have delivered to Bingham McCutchen LLP a Target Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP , concerning certain tax-related matters; and

7.5  With respect to the Target Fund, the Board of Trustees shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing with respect to either Fund hereto, the Fund that is a party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund hereto, provided that either Fund may waive any such conditions for itself;

8.3  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

8.4  The parties (other than USGI) shall have received an opinion of Bingham McCutchen LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the shareholders of the Target Fund, except for (A) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code and (B) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Target Fund, immediately prior to the transfer thereof, increased by the amount of gain , if any, recognized by the Target Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund immediately after the transfer thereof, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Target Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; (viii) each Target Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange. Notwithstanding anything in this Agreement to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Paragraph 8.4.

8.5  The Target Fund shall have declared and paid a dividend or dividends which, together will all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

9.  BROKERAGE FEES

9.1  Each party hereto represents and warrants to the other parties hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  USGI will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, the Target Fund or the Trust (including, without limitation, the cost of preparing, printing and mailing the Registration Statement, accounting fees, legal fees incurred by each Fund and other related administrative or operational costs), except that any costs associated with transactions effected in the Target Fund's portfolio prior to the Closing pursuant to Paragraph 5.9, if any, will be borne by the Target Fund before the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party's failure to qualify for tax treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; UNDERTAKING

10.1  The Trust, the Acquiring Fund and the Target Fund each agrees that it has not made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2, Sections 5, 8 or 9 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2  The covenants to be performed after the Closing by each of the Trust, the Acquiring Fund, the Target Fund and USGI shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.  TERMINATION

11.1  This Agreement may be terminated by mutual agreement. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date:

(a)  because of a material breach by the other Fund of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)  by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

(d)  by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund's shareholders.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Target Fund, or the trustees or officers of the Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 7900 Callaghan Road, San Antonio, Texas 78229.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the internal laws of Texas, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  It is expressly agreed that the obligations of the Trust shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and this Agreement has been executed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Trust's Agreement and Declaration of Trust.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	On behalf of TAX FREE FUND
By: /s/ Jeffrey M. Gershon	By: /s/ Frank E. Holmes
Name: Jeffrey M. Gershon Title: Assistant Secretary	Name: Frank E. Holmes Title: President
Attest:	On behalf of NEAR-TERM TAX FREE FUND
By: /s/ Jeffrey M. Gershon	By: /s/ Frank E. Holmes
Name: Jeffrey M. Gershon Title: Assistant Secretary	Name: Frank E. Holmes Title: President
Attest:	On behalf of U.S. GLOBAL INVESTORS, INC.
By: /s/ Jeffrey M. Gershon	By: /s/ Susan B. McGee
Name: Jeffrey M. Gershon Title: Secretary	Name: Susan B. McGee Title: President

Schedule 4.1

Schedule 4.2

U.S. GLOBAL INVESTORS FUNDS
NEAR-TERM TAX FREE FUND

7900 Callaghan Road
San Antonio, Texas 78229

Relating to the Acquisition of the Assets and Liabilities of
the Tax Free Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the combined Information Statement and Prospectus dated December 11, 2013, which relates to the shares of the Near-Term Tax Free, a series of U.S. Global Investor Funds (the "Trust"), to be issued in exchange for shares of the Tax Free Fund, a separate series of the Trust, in connection with the reorganization of the Tax Free Fund into the Near-Term Tax Free Fund, as described in the combined Information Statement and Prospectus (the "Reorganization").

You may request the combined Information Statement and Prospectus, free of charge, by writing to U.S. Bancorp Fund Services, c/o U.S. Global Investors Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-800-US-FUNDS (1-800-873-8637). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the combined Information Statement and Prospectus. Please retain this Statement of Additional Information for further reference.

The date of this Statement of Additional Information is December 11, 2013.

TABLE OF CONTENTS

Page
INTRODUCTION	1
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	1
ADDITIONAL INFORMATION ABOUT EACH FUND	1
PRO FORMA NARRATIVE FOR THE PERIOD ENDED JUNE 30, 2013	1

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the combined Information Statement and Prospectus dated December 11, 2013 relating to the reorganization of the Tax Free Fund into the Near-Term Tax Free Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference only insofar as they relate to the Tax Free Fund and the Near-Term Tax Free Fund. No other part of these documents are incorporated by reference herein. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.  The Statement of Additional Information of the Near-Term Tax Free and Tax Free Funds dated May 1, 2013, as filed with the SEC on May 1, 2013 (Accession No. 0001104659-13-035762).

2.  The Annual Report of the Near-Term Tax Free and Tax Free Funds for the fiscal year ended December 31, 2012, as filed with the SEC on March 8, 2013 (Accession No. 0001104659-13-018601).

3.  The Semi-Annual Report of the Near-Term Tax Free and Tax Free Funds for the period ended June 30, 2013, as filed with the SEC on August 28, 2013 (Accession No. 0001104659-13-066632).

ADDITIONAL INFORMATION ABOUT EACH FUND

Additional information about each fund can be found in each fund's most recent Statement of Additional Information, which is incorporated by reference into this registration statement.

PRO FORMA NARRATIVE FOR THE PERIOD ENDED JUNE 30, 2013

Pro Forma Financial Information
Tax Free Fund into Near-Term Tax Free Fund

The unaudited pro forma information provided herein should be read in conjunction with the financial statements of the Near-Term Tax Free Fund (Acquiring Fund) and the Tax Free Fund (Target Fund) included in the U.S. Global Investors Funds annual report for the fiscal year ended December 31, 2012, and the semi-annual report for the six months ended June 30, 2013, which are on file with the SEC and are available at no charge. Actual results could differ from estimates.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information set forth below for the twelve-month period ended June 30, 2013, is intended to present supplemental data as if the reorganization of the Tax Free Fund into the Near-Term Tax Free Fund had been consummated on July 1, 2012.

The funds have the same fund recordkeeping services agent, investment adviser, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with the funds which governs the provision of services to the funds. Such agreements contain the same terms with respect to each fund except for the investment advisory contract. The Near-Term Tax Free Fund's investment advisory fee is 0.50% of average daily net assets. The Tax Free Fund's investment advisory fee is 0.75% of the first $250 million of the average daily net assets of the fund and 0.50% on all assets in excess of $250 million. The Adviser has contractually agreed to limit total fund operating expenses for the Near-Term Tax Free Fund and the Tax Free Fund to 0.45% and 0.70%, respectively, through April 30, 2014.

As of June 30, 2013, net assets of the Near-Term Tax Free Fund were $51,713,340 and net assets of the Tax Free Fund were $20,021,235. The net assets of the combined fund as of June 30, 2013, would have been $71,734,575 on a pro forma basis.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or compliance with Subchapter M of the Internal Revenue Code.

1

Pro Forma Adjustments

On a pro forma basis for the twelve months ended June 30, 2013, the proposed reorganization would result in a decrease in expenses of the combined fund as summarized below:

Increase (decrease) in expense (in 000s)
Management fee(1)	(56)
Transfer agent fee and expenses(2)	(13)
Accounting services fees and expenses(2)	(75)
Professional fees(2)	(30)
Custodian fees(2)	(9)
Registration fees(2)	(17)
Trustee fees and expenses(2)	(22)
Other expenses(2)	(10)
Total expenses before reductions	(232)
Expenses reimbursed(3)	176
Net expenses	(56)

(1)  Management fees were adjusted pursuant to the contractual management fee of the Near-Term Tax Free Fund of 0.50% of average net assets.

(2)  Fees were adjusted for the effects of duplicative fees and to account for economies of scale.

(3)  Expenses reimbursed were adjusted for the overall change in the net expense ratio from 0.70% for the Tax Free Fund to 0.45% for the Near-Term Tax Free Fund (the surviving fund). The Adviser has contractually agreed to limit total fund operating expenses for the Near-Term Tax Free Fund to 0.45% through April 30, 2014.

Tax Status of Reorganization

The reorganization is generally expected to be tax free for federal income tax purposes. For more information regarding the federal tax consequences of the Reorganization, please see the section "Tax Status of the Reorganization" in the Information Statement filed on Form N-14.

Accounting Survivor

The Near-Term Tax Free Fund (the Acquiring Fund) will be the accounting survivor in connection with the Reorganization. The surviving fund will have the same portfolio management team and the same investment objectives, investment strategy and policies/restrictions as the Near-Term Tax Free Fund. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

2

Capitalization

The following table shows the pro forma combined capitalization as if the reorganization of the Tax Free Fund into the Near-Term Tax Free Fund had occurred on June 30, 2013. The number of shares assumed to be issued to the Tax Free Fund shareholders is equal to the total net asset value of the Tax Free Fund as of June 30, 2013, divided by the net asset value per share of the Near-Term Tax Free Fund as of June 30, 2013. The capitalization of the Tax Free Fund and the Near-Term Tax Free Fund is likely to be different at the closing of the Reorganization as a result of daily share purchase and redemption activity and the effects of ongoing investment operations.

	Tax Free Fund	Near-Term Tax Free Fund Pro Forma Combined
Net Asset Value per Share	$12.30	$2.23
Pre-Combined Shares Outstanding	1,627,721	23,168,186
Reorganization Shares	(1,627,721)	1,627,721
Pro Forma Adjustment for NAV	—	7,342,444
Total Shares Outstanding Post-Combined	—	32,138,351
Pre-Combined Net Assets	$20,021,235	$51,713,340
Reorganization Amount	(20,021,235)	20,021,235
Pro Forma Adjustment	—	—
Post-Combined Net Assets	$—	$71,734,575

Reorganization Costs

The expected reorganization costs will be paid by the Adviser.

Repositioning Costs

Although the Tax Free Fund and the Near-Term Tax Free Fund have similar investment objectives and similar investment strategies, the Adviser intends to sell a portion of the securities held by the Tax Free Fund in order to comply with the investment practices of the Near-Term Tax Free Fund. Securities identified to be sold were municipal securities with stated final maturities ranging from 2026 to 2043. These securities were 23 percent of the net assets of the Tax Free Fund as of August 23, 2013, the date of the approval of the Reorganization by the Trust's Board of Trustees. The transaction costs of any such sales will be borne by the Tax Free Fund, and such costs will ultimately be borne by the Tax Free Fund's shareholders. It is expected that any necessary sales will not incur significant transaction costs. As of October 31, 2013, securities sold had generated approximately $240,000 in net realized losses.

Capital Loss Carryforwards

Capital loss carryforwards and related expiration dates for each fund as of the most recent fiscal year-end (December 31, 2012), are as follows:

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2013	2014	2015
Near-Term Tax Free	$—	$3,623	$2,760	$202,719	$2,488
Tax Free	6,681	11,487	—	—	—

	Expiration Date
Fund	2016	2017	2018	Total
Near-Term Tax Free	$112	$722	$2,532	$214,956
Tax Free	10,697	—	—	28,865

The Near-Term Tax Free Fund's use of net capital loss carryforwards acquired from the Tax Free Fund may be limited under certain tax provisions. For more information regarding capital loss limitations, please see the section "Tax Capital Loss Carryforwards" in the Information Statement filed on Form N-14.

3